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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 4, 2002

                              --------------------

                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


                TEXAS                                 0-10068                              76-0566682
     (State or other jurisdiction                (Commission File                       (I.R.S. Employer
          of incorporation)                           Number)                         Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)



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ITEM 9.           REGULATION FD DISCLOSURE.

         ICO, Inc. released a letter to its shareholders accompanying its Annual Report to shareholders for the year ended September 30, 2001. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits

         Exhibit              Description

         99.1                 Letter to shareholders accompanying Annual Report.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ICO, INC.

Date: February 4, 2002

                                    By:       /s/ CHRISTOPHER N. O'SULLIVAN
                                           -------------------------------------
                                    Name:  Christopher N. O'Sullivan
                                    Title: Vice Chairman and
                                           Chief Financial Officer


                                    By:       /s/ JON C. BIRO
                                           -------------------------------------
                                    Name:  Jon C. Biro
                                    Title: Senior Vice President, Chief
                                           Accounting Officer and Treasurer






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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------

 99.1            Letter to shareholders accompanying Annual Report.